Berwyn Fund

(Ticker Symbol: BERWX)

A series of The Chartwell Funds

Supplement dated March 16, 2018, to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated March 1, 2018.

*** IMPORTANT NOTICE ON PURCHASE OF FUND SHARES ***

On January 18, 2018, the Board of Trustees of the Chartwell Funds (the “Trust”) approved a Plan of Reorganization (the “Plan”) relating to the reorganization (the “Reorganization”) of the Berwyn Fund, a series of the Trust, into the Chartwell Small Cap Value Fund (the “Small Cap Fund”), a separate series of the Trust, subject to the approval of the shareholders of the Berwyn Fund.

In connection with the Reorganization, the Berwyn Fund will be closed to new investors effective as of the close of business on March 29, 2018 (the “Effective Date”). After the Effective Date, existing shareholders will be permitted to continue to purchase Berwyn Fund shares, including through automatic investment plans or the reinvestment of dividends or capital gains distributions.

The Trust has called a shareholder meeting at which shareholders of the Berwyn Fund will be asked to consider and vote on the Plan. Shareholders of the Berwyn Fund have been provided with a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed Reorganization. In the proposed Reorganization, each shareholder of the Berwyn Fund would become a shareholder of the Small Cap Fund and would receive shares of the Small Cap Fund with the same aggregate net asset value as their shares of the Berwyn Fund immediately prior to the Reorganization. If shareholders of the Berwyn Fund approve the Reorganization, the Reorganization is expected to take effect in or around May 2018. A Berwyn Fund shareholder who does not wish to become a shareholder of the Small Cap Fund may redeem shares of the Berwyn Fund at any time prior to the Reorganization.

Please file this Supplement with your records.